Exhibit 99.2

August 8, 2002

Securities and Exchange Commission
Jonathan G. Katz, Secretary
450 Fifth Street
Washington, DC 20549

 STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Rita D. Kahle, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Ace
     Hardware Corporation, and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit and Finance
     Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  Form 10-K of Ace Hardware Corporation for the 2001 fiscal year ended December 29, 2001 filed with the Commission;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ace Hardware Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing

                                                                                    Subscribed and sworn to before me
                                                                                    this 8th day of August 2002.

/s/ Rita D. Kahle
Rita D. Kahle                                                                Sheri Cooper
Executive Vice President                                               Notary Public
(Principal Financial Accounting Officer)
August 8, 2002
                                                                           My Commission Expires: April 4, 2005